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==============================================================================================
HEADLANDS MORTGAGE                                 SERVICING CERTIFICATE
==============================================================================================

REVOLVING HOME        LIBOR:                      5.65625% Current Collection      9-1-97 thru 9-30-97
EQUITY LOAN                                                Period:
ASSET-BACKED NOTES    Margin:                     0.18000% P&S Agreement Date:       8/1/97
SERIES 1997-1         Class A  Note Rate:         5.83625% Original Closing Date:   8/21/97
                      Class S  Note Rate:         1.25000% Distribution Date:       10/15/97
                      Interest Period  9/15/97      30     Record Date:             10/14/97
                      thru 10/14/97:
                      Weighted Average Loan Rate:10.39100% Pool Factor:           99.7672214%
                      Weighted Average Net Loan   8.43350% Investor Floating       97.99967%
                      Rate:                                Allocation %:IFAP
                                                           Investor Fixed          98.00000%
                                                           Allocation %:
                      Maximum Rate:               8.43350% Beginning Transferor     2.00000%
                                                           Interest
                      Servicing Fee Rate:         0.50000% Spread Account         7,716,964.41
                                                           Maximum 4%:
                      Premium Fee Rate:           0.20000% Required               2,893,861.66
                                                           Overcollaterialization
                                      Amt:
                      Trustee Fee                 0.00750% Certificateholders     3,859,110.37
                                                           Subordinated Amt
==============================================================================================
BALANCES
         Beginning Pool Balance                                                  192,923,722.05
         Beginning Invested Amount                                               189,065,000.00
         Beginning Certificateholders Subordinated Principal Balance             3,881,184.23
         Beginning Class A Note Balance -- CUSIP                                 189,042,926.14
         Beginning Class S (Notional Amount) -- CUSIP                            189,042,926.14
         Overcollateralization Amount                                              440,102.91
         Overcollateralization Loan Amount                                               0.00

         Ending Pool Balance                                                     189,617,290.05
         Ending Invested Amount                                                  189,065,000.00
         Ending Certificateholders Subordinated Principal Balance                4,299,213.28
         Certificateholders Subordinated Balance  (TSA)                          3,859,110.37
         Ending Class A Note Balance -- CUSIP                                    188,624,897.09
         Ending Class S (Notional Amount) --                                     188,624,897.09

         Additional Balances                                                     4,357,291.56

         Number of all Retransferred Mortgage Loans (Current Retransfer Date)               0
         Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)            0.00
         Cumulative Number of all Retransferred Mortgage Loans (From Previous               0
         Distributions)
         Cumulative Retransferred Mortgage Loan Trust Balances (From Previous            0.00
         Distributions)
         Number of all Subsequent Mortgage Loans (Current Date)                            94
         Subsequent Mortgage Loan Asset Balance (Current Date)                   3,306,596.12
         Cumulative Number of all Subsequent Mortgage                                      21
         Loans
         Cumulative Subsequent Mortgage Loan Asset                               1,375,415.00
         Balance

         Beginning Loan Count                                                           5,105
         Ending Loan Count                                                              5,026

COLLECTION AMOUNTS
   1     Aggregate of All Mortgage Collections                                   9,112,807.75
         (Gross)
   2     Total Mortgage Interest Collections                                     1,449,084.19
         (Gross)
         Servicing Fees (current collection                                         80,384.88
         period)
         Deferred Interest Transfer  (DI)                                          230,367.07
      3a      Mortgage Principal Collections                                     7,663,723.56
      3b      Insurance Proceeds                                                         0.00
      3c      Net Liquidation Proceeds                                                   0.00
   3     Total Mortgage Principal Collections                                    7,663,723.56
         Aggregate of Transfer Deposits                                                  0.00
         Investor Loss Amount                                                            0.00
         Aggregate Investor Loss Reduction Amount                                        0.00

INVESTOR AND CERTIFICATEHOLDERS COLLECTIONS FOR DISTRIBUTION
         Investor Interest Collections (Gross+DI -Service Fee)*IFAP               1,567,079.84
         Investor Principal Collections (zero available until end of funding              0.00
         period) Certificateholders Interest Collections                             31,986.53
         Certificateholders Principal Collections                                         0.00

DISTRIBUTION AMOUNTS
         Class A Note Interest 5.01 (i)                                            919,418.15
         Unpaid Class A Note Interest Shortfall (current cycle) 5.01(i)                  0.00
         Class S Note Interest 5.01 (ii)                                           196,919.71
         Unpaid Class S Note Interest Shortfall (current cycle) 5.01 (ii)                0.00
         Investor Loss Amount  5.01(iii)  Distribution to Funding Account                0.00
         during Funding Period
         Previous Investor Loss Amount 5.01(iv)                                          0.00
         Monthly Insurance Premium 5.01(v)                                          31,507.15
         Credit Enhancer Reimbursement 5.01(vi)                                          0.00
         Accelerated Principal Distribution Amount 5.01(vii)                       418,029.05
         Spread Account Deposit 5.01(viii)                                               0.00
         Trustee Fee 5.01 (ix)                                                       1,205.77
         Payment to Servicer per Section 7.03 5.01 (x)                                   0.00
         Deferred Interest 5.01 (xi)                                                     0.00
         Remaining Amount to Transferor 5.01 (xii)                                       0.00
         Total Noteholders Distribution Allocable to                             1,567,079.84
         Interest

         Maximum Principal Payment                                               7,510,449.09
         Alternative Principal Payment                                                   0.00
         Guaranteed Principal Distribution Amount (afterTSA= zero)                       0.00
         Scheduled Principal Collection Payment                                          0.00
         Accelerated Principal Distribution Amount 5.01(vii)                       418,029.05
         Total Noteholders Distribution Allocable to                               418,029.05
         Principal

         Certificateholders Interest Collections                                    31,986.53
         Certificateholders  Interest Collections 5.01 (xii)                             0.00
         Certificateholders Principal Collections  Distribution to Funding               0.00
         Account during Funding Period
         Certificateholders Distribution Amount                                     31,986.53

               LOSSES/RETRANSFERS
         Unpaid Class A Note Interest Shortfall Due (From Previous                       0.00
         Distributions)
         Unpaid Class S Note Interest Shortfall Due (From Previous                       0.00
         Distributions)
         Interest Earned on Shortfall @ applicable Certificate Rate                      0.00
         Investor Loss Reduction Amount (From Previous Distributions)                    0.00

    DISTRIBUTION TO NOTEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
         Total Class A Note Distribution Amount Allocable to Interest               4.8629738
         Total Class S Note Distribution Amount Allocable to Interest               1.0415450
         Unpaid Note Interest Shortfall Included in Current Distribution            0.0000000
         Unpaid Note Interest Shortfall Remaining after Current                     0.0000000
         Distribution (Carryover)

         Total Class A Noteholders Distribution Amount Allocable to Principal       2.2110335
         Scheduled Principal Collections Payment                                    0.0000000
         Accelerated Principal Distribution                                         2.2110335
         Amount

         Reimbursed Investor Loss Reduction Amounts Included in Current             0.0000000
         Distribution
         Investor Loss Reduction Amounts after Current Distribution (carryover)     0.0000000

         Total Amount Distributed to Class A Noteholders                            7.0740073
         Total Amount Distributed to Class S Noteholders                            1.0415450
         Total Amount Distributed to Noteholders                                    8.1155524

         Credit Enhancement Draw Amount                                                  0.00

           DELINQUENCIES/FORECLOSURES
         Number of Mortgages 31 to 60 Days Delinquent                                      29
         Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent      1,107,541.62
         Number of Mortgages 61 to 90 Days Delinquent                                       4
         Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent        366,702.33
         Number of Mortgages 91 to 180 or more Days Delinquent                              0
         Aggregate Principal Balances of Mortgages 91 to 180 or more Days                0.00
         Delinquent
         Number of Mortgages 181 or more Days Delinquent                                    0
         Aggregate Principal Balances of Mortgages 181 or more Days Delinquent           0.00
         Number of Mortgage Loans in Foreclosure                                            0
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                   0.00

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a            0.00
         Deed
         Aggregate Trust Balances of any Liquidated Loans in the Current Month           0.00
==============================================================================================

         Prior Month Ending Balance after Purchase of Subsequent Loans:                388.32
         Current Funding Accout Deposits:                                        3,306,432.00
         Withdrawal for Subsequent Loan Purchase:                                (3,306,596.12)
         Funding Account Ending Balance:                                               224.20
         Funding Account Earnings:                                                       0.00
         Funding Period:  From Closing Date thru the earlier of (a) 9/15/98 or (b) commencement of
         Rapid Amortization Period

         Beginning Spread Account Principal Balance: (total cash available to      964,620.55
         CapMAC)
         Spread Account  Deposit (this distribution):                                    0.00
         Ending Spread Account Principal Balance: (total cash available to         964,620.55
         CapMAC)

         Total Spread Account:                                                   5,263,833.83
         Net Excess Spead:                                                       N/A

         Deferred Interest Deposits:                                               600,809.53
         Deferred Interest Account Balance:                                        600,809.53

         OFFICER'S CERTIFICATE
         All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

         The Attached Servicing Certificate is true and correct in all material respects.
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         -----------------------------------------

         A Servicing Officer    Debora M. Toso



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==================================================================================================================
HEADLANDS MORTGAGE
==================================================================================================================

REVOLVING HOME EQUITY LOAN  LIBOR:                       5.65625%  Current Collection Period:  9-1-97 thru 9-30-97
ASSET-BACKED NOTES          Margin:                      0.18000%  P&S Agreement Date:               8/1/97
SERIES 1997-1               Class A  Note Rate:          5.83625%  Original Closing Date:           8/21/97
                            Class S  Note Rate:          1.25000%  Distribution Date:               10/15/97
                            Interest Period  8/21/97        25     Record Date:                     10/14/97
                            thru 9/14/97:
                            Weighted Average Loan Rate:            Investor Floating               97.99967%
                                                                   Allocation %:
                            Weighted Average Net Loan    8.43350%  Investor Fixed Allocation       98.00000%
                            Rate:                                  %:
                            Maximum Rate:                8.43350%  Pool Factor:                   99.7672214%
==================================================================================================================

BALANCES
       Beginning Pool Balance                                                                      192,923,722.05
       Beginning Invested Amount                                                                   189,065,000.00
       Beginning Class A Note Balance  -- CUSIP                                                    189,042,926.14
       Beginning Class S Note Balance (Notional Amount) -- CUSIP                                   189,042,926.14

       Ending Pool Balance                                                                         189,617,290.05
       Ending Invested Amount                                                                      189,065,000.00
       Certificateholders Subordinated Amount                                                        3,859,110.37
       Ending Class A Note Balance -- CUSIP                                                        188,624,897.09
       Ending Class S Note Balance (Notional Amount) -- CUSIP                                      188,624,897.09

       Additional Balances                                                                           4,357,291.56

       NUMBER OF ALL RETRANSFERRED MORTGAGE LOANS (CURRENT RETRANSFER DATE)                                     0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                  0.00
       Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                      0
       Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                   0.00
       Number of all Subsequent Mortgage Loans (Current Date)                                                  94
       Subsequent Mortgage Loan Asset Balance (Current Date)                                         3,306,596.12
       Cumulative Number of all Subsequent Mortgage Loans                                                      21
       Cumulative Subsequent Mortgage Loan Asset Balance                                             1,375,415.00

       Beginning Loan Count                                                                                 5,105
       Ending Loan Count                                                                                    5,026

DISTRIBUTION AMOUNTS
       Total Investor Noteholders Distribution Amount                                                1,534,366.91

       Class A Note Interest                                                                           919,418.15
       Unpaid Class A Note Interest Shortfall (current cycle)                                                0.00

       Investor Loss Amount                                                                                  0.00

       Previous Investor Loss Amount                                                                         0.00
       Accelerated Principal Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class          418,029.05
       A)
       Scheduled Principal Collection Payment                                                                0.00

       Total Class A Noteholders Distribution--CUSIP                                                 1,337,447.20

       Class S Note Interest                                                                           196,919.71
       Unpaid Class S Note Interest Shortfall (current cycle)                                                0.00
       Total Class S Note Distribution--CUSIP                                                          196,919.71

LOSSES/RETRANSFERS
       Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                              0.00
       Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                              0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                            0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                          0.00

DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
       Total Class A Noteholder Distribution Amount Allocable to Interest                               4.8629738
       Total Class S Noteholder Distribution Amount Allocable to Interest                               1.0415450
       Unpaid Note Interest Shortfall Included in Current Distribution                                  0.0000000
       Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                  0.0000000

       Total Class A Noteholers Distribution Amount Allocable to Principal                              2.2110335
       Scheduled Principal Collections Payment                                                          0.0000000
       Accelerated Principal Distribution Amount                                                        2.2110335

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                      0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                           0.0000000

       Total Amount Distributed to Class A Noteholder                                                   7.0740073
       Total Amount Distributed to Class S Noteholder                                                   1.0415450
       Total Amount Distributed to Noteholders                                                          8.1155524

       Credit Enhancement Draw Amount                                                                        0.00

       Class A Service Fee                                                                              78,767.89



DELINQUENCIES/FORECLOSURES
       Number of Mortgages 31 to 60 Days Delinquent                                                            29
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                            1,107,541.62
       Number of Mortgages 61 to 90 Days Delinquent                                                             4
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                              366,702.33
       Number of Mortgages 91 to 180 or more Days Delinquent                                                    0


       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                           0.00
       Number of Mortgages 181 or more Days Delinquent                                                          0
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                 0.00
       Number of Mortgage Loans in Foreclosure                                                                  0
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                         0.00

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                             0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                                 0.00

       Class A Rate for next                              5.62500%                                       5.80500%
       Distribution
       LIBOR
==================================================================================================================
       Spread Account Balance                                                                          964,620.55
       Spread Account Transfer to Collections Account                                                        0.00